Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of General Finance Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Jody E. Miller, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 5, 2021	/s/ Jody E. Miller
		Name:	Jody E. Miller
		Title:	Chief Executive Officer

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by General Finance Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that General Finance Corporation specifically incorporates it by reference.